Exhibit 10.4

RATIFICATION OF PURCHASE AND SALE AGREEMENT

THIS RATIFICATION OF PURCHASE AND SALE AGREEMENT (“Ratification”) is entered into by and between Rockies Standard Oil Company, LLC, a Delaware limited liability company (“RSOC”), and Fortem Resources Inc., a Nevada corporation (“FORTEM”) and is effective as of March 1, 2017. RSOC and FORTEM may be referred to herein, each individually, as a “Party” and, collectively, as the “Parties.”

WHEREAS, RSOC is party to that certain Purchase and Sale Agreement by and between ROLLING and RSOC dated effective March 1, 2017 (the “PSA”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the PSA;

WHEREAS, the Parties entered into that certain First Amendment to Purchase and Sale Agreement dated effective as of March 1, 2017 (“First Amendment”) for the purpose of modifying Section 2.1, Section 4.6 and Section 6.6 of the PSA;

WHEREAS, RSOC and ROLLING entered into that certain Second Amendment to Purchase and Sale Agreement dated effective as of March 1, 2017 (“Second Amendment”) for the purpose of modifying Section 3.1, Section 3.2, Section 3.4 and Section 3.5 of the PSA;

WHEREAS, RSOC and ROLLING entered into that certain Third Amendment to Purchase and Sale Agreement dated effective as of March 1, 2017 (“Third Amendment”) for the purpose of modifying Section 3.1.4, and Section 3.5 of the PSA;

WHEREAS, RSOC and ROLLING entered into that certain Fourth Amendment to Purchase and Sale Agreement dated effective as of March 1, 2017 (“Fourth Amendment”) for the purpose of modifying Section 2.1 of the PSA;

WHEREAS, RSOC and ROLLING entered into that certain Fifth Amendment to Purchase and Sale Agreement dated effective as of March 1, 2017 (“Fifth Amendment”) for the purpose of modifying Section 2.1, Section 3.1, Section 3.4.4, Section 4.4, Section 4.5(c), Section 7.5 of the PSA;

WHEREAS, RSOC and ROLLING entered into that certain Sixth Amendment to Purchase and Sale Agreement dated effective as of March 1, 2017 (“Sixth Amendment”) for the purpose of modifying Section 2.1, Section 3.1, Section 3.4.2, Section 4.4, Section 7.5, and other portions of the PSA (the PSA as modified by the First Amendment, the Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, and Sixth Amendment may hereinafter be referred to as the “Agreement”); and

WHEREAS, the Parties desire that Fortem adopt, ratify, and confirm said Agreement to guarantee ROLLING’s performance of ROLLING’s duties, promises, obligations, covenants, and agreements under the Agreement as set forth below.

Fortem 5th Ratif of RSOC-RRR PSA

NOW, THEREFORE, for and in consideration of the mutual covenants, agreements, and promises contained herein, the benefits to be derived by each Party hereunder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, RSOC and FORTEM do hereby contract, stipulate, consent, and agree as follows:

1.	Fortem does hereby ratify, adopt, approve, and confirm said Agreement in all of its terms and provisions, and does hereby covenant, and guarantee the performance of ROLLING of ROLLING’s duties, promises, obligations, covenants, and agreements under the Agreement and Fortem does agree and declare that the Agreement in all of its terms and provisions is binding on Fortem to the same extent it is binding on ROLLING and is a valid and subsisting agreement.

2.	Any and all assignments of Assets under the Agreement shall be made to ROLLING, and not to Fortem.

3.	This Ratification may be executed by facsimile or other means of electronic communication capable of producing a printed copy and by counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

4.	This Ratification has been duly executed on behalf of the parties hereto effective as of the date first written above.

IN WITNESS WHEREOF, this Ratification is executed, agreed to, and accepted by the Parties as of the 22nd day of May, 2020.

RSOC:
ROCKIES STANDARD OIL COMPANY, LLC

By:	PetroFuego, LLC, as manager of Rockies Standard Oil Company, LLC

By:	/s/ Daniel Gunnell
Name:	Daniel Gunnell
Title:	Manager of PetroFuego, LLC

FORTEM:
Fortem Resources Inc.

By:	/s/ Michael Caetano
Name:	Michael Caetano
Title:	Chief Operating Officer

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Fortem 5th Ratif of RSOC-RRR PSA